Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Matthew K. Szot, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of S&W Seed Company; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 29, 2018
/s/ Matthew K. Szot Executive Vice President of Finance and Administration and Chief Financial Officer (Principal Financial and Accounting Officer)